UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/30/2006

R. R. DONNELLEY & SONS COMPANY
(Exact name of registrant as specified in its charter)

Commission File Number:  1-4694

DE	361004130
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

111 S. Wacker Dr., Chicago, IL 60606
(Address of principal executive offices, including zip code)

3123268000
(Registrant’s telephone number, including area code)

111 S. Wacker Dr., Chicago, IL 60601
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) Michael J. Graham has resigned as the Company's Senior Vice President, Controller effective as of the close of business on June 5, 2006.

(c) On June 5, 2006, the Company announced that Miles W. McHugh has been appointed as Senior Vice President, Controller effective as of the close of business on June 5, 2006. Mr. McHugh, 41, has been the Vice President, Chief Financial Officer of the Company's Logistics business since March 2004; prior thereto Mr. McHugh served as the Company's Assistant Controller since October 2003, the Controller of DPL, Inc. (utility holding company) during 2003 and as the Assistant Controller of Mirant Corporation (energy company) from 2000 to 2002.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R. R. DONNELLEY & SONS COMPANY

Date: June 05, 2006	By:	/s/ Suzanne S. Bettman
Suzanne S. Bettman
Senior Vice President, General Counsel